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                                                             Execution Copy

                            FIRST SUPPLEMENTAL
                                 INDENTURE

                                  Between

                        THE INDUSTRIAL DEVELOPMENT
                           AUTHORITY OF THE CITY
                         OF INDEPENDENCE, MISSOURI

                                    and

               BOATMAN'S FIRST NATIONAL BANK OF KANSAS CITY,
                         AS SUCCESSOR IN INTEREST

                                    for

                            THE MERCHANTS BANK,
                                as Trustee


                                Relating to

                                $19,450,000
                     MULTIFAMILY HOUSING REVENUE BONDS
                              Series of 1986
                           (The Mansion Project)

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                    FIRST SUPPLEMENTAL INDENTURE

       THIS FIRST SUPPLEMENTAL INDENTURE, dated as of October 18, 1994, is by and between THE INDUSTRIAL DEVELOPMENT AUTHORITY OF THE CITY OF INDEPENDENCE, MISSOURI, a Missouri Industrial Development corporation organized under the laws of the State of Missouri (the "Issuer"), and BOATMAN'S FIRST NATIONAL BANK OF KANSAS CITY, as SUCCESSOR IN INTEREST for THE
MERCHANTS BANK, as Trustee (the "Trustee").

                              Recitals

       In order to provide financing for a multifamily rental housing development known as The Mansion Apartments (the "Project"), which was to have been developed by The Mansion Apartments Limited, an Oklahoma Limited Partnership ("Apartments"), the Issuer authorized the issuance pursuant to the Indenture, dated as of May 1, 1986, by and between the Issuer and the Trustee (the "Indenture"), of $19,450,000 aggregate principal amount of its Multifamily Housing Revenue Bonds Series of 1986 (The Mansion Project) (the "Bonds"). The Bonds were issued pursuant to Chapter 349, R.S. Mo. 1978, as amended (collectively the "Law").

       The Bonds were issued and sold on May 13, 1986 to Summit Tax Exempt Bond Fund, L.P., a Delaware limited partnership (the "Partnership" or the "Owner"). The Partnership continues to own the Bonds. The Owner has approved of and consented to this First Supplemental Indenture.

       The proceeds of the Bonds were used to provide funds to make a mortgage loan in the principal amount of $19,450,000 (the "Mortgage Loan") to Apartments pursuant to a Loan Agreement between Apartments and the Issuer (the "Loan Agreement"). The Mortgage Loan is evidenced by a promissory note (the "Note") and secured by a Deed of Trust on the Project (the "Mortgage").

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       The Project has been completed.  Ownership of the Project was transferred from Apartments to Mansion Apartment Project Investors, Inc., which assumed the Mortgage Loan ("Investors").

       Investors sold the Project to Independence Apartments Associates,
L.P., a Missouri Limited Partnership (the "Buyer"), on April 17, 1994 pursuant to an agreement, dated April 1, 1994 (the "Sale-Purchase Agreement"), under which, among other things, the Buyer took title to the Project subject to the Mortgage and Mortgage Loan. Pursuant to an Assignment and Assumption Agreement, dated as of October 1, 1993 and effective April 1, 1994, by and among, among other parties, the Buyer, the Issuer and the Trustee (the "Assumption Agreement") the Buyer assumed the obligations and duties of Investors, as the Borrower under various loan documents relating to the Project and the Bonds, as more particularly identified in paragraph A. of the Assumption Agreement (the "Loan Documents"). A copy of the Assumption Agreement is attached hereto as Exhibit B.

       All things necessary to constitute this First Supplemental Indenture a valid and binding amendment to the Indenture have been done and performed, and the execution and delivery of this First Supplemental Indenture have in all respects been duly authorized.

       NOW, THEREFORE, the Issuer and the Trustee, in consideration of the premises, hereby agree as follows.

                              ARTICLE I

                    DEFINITIONS AND CONSTRUCTION

       Section 1.01. Definitions. As used in this First Supplemental Indenture and the Indenture, unless the context otherwise shall require, capitalized terms shall have the meanings ascribed to them in the Indenture, except that, for purposes of the Indenture and the Bonds from and after October 18, 1994, the following terms shall have the meanings ascribed

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to them herein and in the event of conflict with defined terms in the
Indenture, the defined terms herein shall prevail for all purposes of this First Supplemental Indenture and the Indenture, as amended hereby.

       "Borrower" or "Buyer" means Independence Apartments Associates, L.P., a Missouri Limited Partnership.

       "Borrower's Equity Return" means an amount equal to an internal rate of return of 13.5% per annum on a notional principal amount of $1,200,000, i.e., a return to the Borrower of $1,200,000 plus a yield on such notional principal amount of 13.5% per annum from April 1, 1994 to but not including the Borrower's Equity Return Satisfaction Date.

       "Borrower's Equity Return Satisfaction Amount" means as of any date of measurement an amount which, together with (x) all Net Cash Flow minus the payment of interest on the Bonds on the basis of Net Cash Flow between April 1, 1994 and such date (inclusive) and (y) all Net Sale or Refinancing Proceeds minus all interest paid on the Bonds on the basis of Net Sale or Refinancing Proceeds between April 1, 1994 and such date (inclusive), will equal the Borrower's Equity Return.

       "Borrower's Equity Return Satisfaction Date" means the first payment date for interest specified in any of paragraphs 1, 2 or 3 of
Section 3.06(e) as of which the total of (x) and (y) equals the Borrower's Equity Return, where (x) equals all Net Cash Flow minus all interest paid on the basis of Net Cash Flow between April 1, 1994 and the payment date (inclusive) and (y) equals all Net Sale or Refinancing Proceeds minus all interest paid on the Bonds on the basis of Net Sale or Refinancing Proceeds between April 1, 1994 and the payment date (inclusive).

       "Borrower's Priority Return" means, on any payment date specified in paragraph (e)(2) of Section 3.06, the total of (x) and (y) where (x) equals $150,000 for the current calendar year (pro rated for partial years on a daily basis) and (y) equals the amount

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by which Net Cash Flow in each previous calendar year (pro rated for partial years on a daily basis) from and after April 1, 1994 did not at least equal $150,000 after subtracting from Net Cash Flow any Primary Contingent Interest or Primary Deferred Interest paid from or on the basis of Net Cash Flow during such year (or portion thereof).

       "Contingent Interest" means Primary Contingent Interest,
Supplemental Contingent Interest and Deferred Interest.

       "Deferred Interest" means Primary Deferred Interest and
Supplemental Deferred Interest.

       "Disposition Factor" means, with respect to a Sale of the Project,
(a) in the case of an interest in the Project, the percentage of interest in the Project sold, transferred or otherwise disposed of or (b) in the case of an interest in an entity which owns an interest in the Project, the product of the percentage of interest in such entity (the "Transferred Entity") that is being sold, transferred or otherwise disposed of times the percentage of interest that such entity owns in the Project. If the Transferred Entity does not own an interest in the Project, but owns an interest in another entity which owns an interest in the Project (the "Ownership Entity"), then for purposes of clause (b) of this definition the Transferred Entity shall be deemed to own an interest in the Project that is equal to the product of the percentage of interest which the Transferred Entity owns in the Ownership Entity times the percentage of interest which the Ownership Entity owns in the Project. If the Transferred Entity does not own an interest directly in the Ownership Entity, but does own an interest indirectly in the Ownership Entity through one or more other entities, then the percentage of interest which the Transferred Entity owns in the Ownership Entity shall be the result of applying the calculation set forth in the preceding sentence to the ownership relationships of the entities through which the Transferred Entity owns an interest in the Ownership Entity.

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       "Excess Super Priority Deferred Interest" means Excess Super Priority
Deferred Interest as defined in Section 3.06(c)(3).

       "Interest Payment Date" means (i) prior to the Conversion Date, and with respect to the payment of Base Interest, the fifteenth day of each month, beginning November 15, 1994; (ii) prior to the Conversion Date, and with respect to the payment of Contingent Interest and any Deferred Interest, the fifteenth day of each April, July, October and January, respectively, commencing with the first of such months to occur during the Second Period; and (iii) after the Initial Remarketing Date, and with respect to the payment of Variable Rate Interest, each January 1 and July 1, unless different dates are specified by the Borrower in accordance with Section 3.06(h).

       "Maturity Date" means April 1, 2008.

       "Maximum Primary Contingent Interest" means, on any payment date for Contingent Interest and Deferred Interest specified in paragraph (e) of
Section 3.06 hereof, the product of the Primary Contingent Interest Rate and the aggregate principal amount of the Bonds times a fraction, the numerator of which is the number of days since the last payment date during the Second Period for Contingent Interest and Deferred Interest (or the first date of the Second Period if there is no such previous payment date) and the denominator of which is 365.

       "Maximum Supplemental Contingent Interest" means, on any payment date for Contingent Interest and Deferred Interest specified in paragraph (e) of Section 3.06 hereof, the product of the Supplemental Contingent Interest Rate and the aggregate principal amount of the Bonds times a fraction, the numerator of which is the number of days since the last payment date during the Second Period for Contingent Interest and Deferred Interest (or the first date of the Second Period if there is no such previous payment date) and the denominator of which is 365.

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       "Net Cash Flow" means the Cash Flow remaining after subtracting (i)
the payment of Operating Expenses of the Project and the deposit in the Replacement Reserve Fund specified in the Loan Agreement and (ii) without duplication, an additional deposit to the Replacement Reserve Fund such that there shall be deposited therein on a monthly basis not less than $4,583 for the entire Project.

       "Net Cash Flow Change Date" means the first payment date for interest specified in any of paragraphs 1, 2 or 3 of Section 3.06(e) as of which the total of (x) and (y) equals $1,200,000 plus $150,000 for each calendar year (pro rated for partial years on a daily basis) from and after April 1, 1994, to and including the payment date, where (x) equals all Net Cash Flow minus all interest paid on the basis of Net Cash Flow between April 1, 1994 and the payment date (inclusive) and (y) equals all Net Sale or Refinancing Proceeds minus all interest paid on the Bonds on the basis of Net Sale or Refinancing Proceeds between April 1, 1994 and the payment date (inclusive).

       "Net Sale or Refinancing Proceeds" means the amount remaining from the Sale or Refinancing Proceeds after deducting the Cost Basis (except in the case of a Refinancing of the Project described in clause (iii) of the definition thereof, in which case there shall be no deduction). The "Cost Basis" for purposes of this definition (except as provided in the ensuing sentence) shall mean the number equal to $19,450,000.

       Notwithstanding the preceding sentence, in the context of a Sale of the Project, "Cost Basis" shall be modified by multiplying the amount determined according to the preceding sentence by a fraction, the numerator of which is the Disposition Factor (treated as a whole number and not a percentage) for the sale, transfer or other disposition in question and the denominator of which is 100.

       "Notice Address" means for the Issuer, 213 South Main Street, Independence, Missouri 64050; for

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the Buyer, 7733 Fosyth Blvd., 4th Floor, Clayton, Missouri 63105; for the
Trustee, 920 Main St., K.C.M. 1101, Kansas City, Missouri 64106-0001; and for the Owner, c/o Related Capital Corporation, 625 Madison Avenue, New York, New York 10022.

       "Primary Contingent Interest" means Primary Contingent Interest as defined in Section 3.06(c)(1).

       "Primary Contingent Interest Rate" means a per annum interest rate on the Bonds from and after October 18, 1994 during the Second Period of 0.386% per annum.

       "Primary Deferred Interest" means Primary Deferred Interest as defined in Section 3.06(c)(1).

       "Proposed Refinancing" means Proposed Refinancing as defined in
Section 4.01(j).

       "Sale-Purchase Agreement" means the Sale-Purchase Agreement, dated as of April 1, 1994, by and between the Buyer and Mansion Apartment Project Investors, Inc.

       "Super Priority Deferred Interest" means so much of Deferred
Interest (and any Maximum Primary Contingent Interest and Maximum Supplemental Interest that is Unpaid But Not Deferred) as is equal to an amount which, together with all interest paid on the Bonds from and after April 1, 1994 to and including the date on which Super Priority Deferred Interest is payable (other than Supplemental Deferred Interest on the Basis of Net
Sale or Refinancing Proceeds), will produce a simple (with no compounded interest) annual return of 8.0% on the principal amount of the Bonds Outstanding from time to time during that period of time.

       "Supplemental Contingent Interest" means Supplemental Contingent Interest as defined in Section 3.06(c)(2).
       "Supplemental Contingent Interest Rate" means a per annum interest rate on the Bonds from and after October 18, 1994 during the Second Period of 10.376%.

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       "Supplemental Deferred Interest" means Supplemental Deferred
Interest as defined in Section 3.06(c)(4).

       "Unpaid But Not Deferred" means, with respect to Maximum Primary Contingent Interest and Maximum Supplemental Contingent Interest, on any payment date for interest on the Bonds that is payable on the basis of Net Sale or Refinancing Proceeds the amount of Maximum Primary Contingent Interest or Maximum Supplemental Contingent Interest, as the case may be, measured as of such payment date that is not paid on the basis of Net Cash Flow on the payment date.

                             ARTICLE II

               AMENDMENTS TO ARTICLE III OF INDENTURE

       Section 2.01. Amendments. Those sections or subsections of Article III of the Indenture set forth below in this Section 2.01 are hereby amended to read in their entirety from and after October 18, 1994 as follows.

       Section 3.06.  Interest on the Bonds.
       (a) General. Subject to Section 3.13, the Bonds shall bear interest as provided in Section 3.06(b) through (g) until the Conversation Date and as provided in (h) after such date.

       (b) Base Interest. From and after October 18, 1994 and until the Conversion Date, the Bonds shall bear interest calculated and payable as follows (which shall be referred to herein as "Base Interest"):

            (1) During the Second Period, the Bonds shall bear Base Interest at the rate of 5.23% per annum from and after October 18, 1994, payable on each payment date specified in paragraph (e)(1) of this Section 3.06; provided that the amount of Base Interest so payable shall be subject to reduction quarterly

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

       by the Property Tax Adjustment (defined below in paragraph (b)(2)) as specified in writing to the Trustee by the Owner from time to time, but in no event shall Base Interest be payable on the Bonds at an annual rate that is lower than the Minimum Base Interest Rate. The "Minimum Base Interest Rate" shall mean the annual rate of interest that is derived from the originally issued and Outstanding principal amount of the Bonds and an annual interest payment equal to $975,000.

            (2) For purposes of adjusting Base Interest payable from and after October 18, 1994, and subject to the immediately ensuing sentence, Property Tax Adjustment shall mean the amount by which
       (x) exceeds (y), where (x) equals increases in real property taxes on the Project for the period of time in question ("Property Taxes") over the "Property Tax Base," being the level of such taxes for the fiscal year of the City of Independence, Missouri ended in 1991 and (y) equals a 3% cumulative annual increase in Property Taxes over the Property Tax Base. Notwithstanding the foregoing, in no event shall the Property Tax Adjustment exceed $50,000 in any one twelve month period ending on October 18 in each year.

  Base Interest shall be calculated on the basis of a year of 365 days, actual days elapsed.

       (c) Contingent Interest. From and after October 18, 1994 and until the Conversion Date, the Bonds shall bear contingent interest calculated and payable exclusively on the basis and to the extent of Net Cash Flow and Net Sale or Refinancing Proceeds, and not otherwise if there is no Net Cash Flow and there are no Net Sale or Refinancing Proceeds, as follows:

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

            (1) Primary Contingent Interest on the Basis of Net Cash Flow. During each calendar year, or part thereof, of the Second Period from and after October 18, 1994, the Bonds shall bear contingent interest at an annual rate equal to the Primary Contingent Interest Rate payable
       (A) on the basis and to the extent of 100% of Net Cash Flow for each such year or part thereof or (B) to the extent not so paid, then
       (as part of Super Priority Deferred Interest) on the basis and to the extent of Net Sale or Refinancing Proceeds as described in paragraph (c)(4) of this Section 3.06.

            Contingent Interest equal to Maximum Primary Contingent Interest shall be payable on the Bonds on each payment date specified in paragraph (e)(2) of this Section 3.06 on the basis and to the extent of 100% of Net Cash Flow, measured for purposes of such payment and subject to the adjustments and reconciliation as specified in paragraph
       (f) of this Section 3.06. If 100% of Net Cash Flow is insufficient, then there shall be payable the maximum amount possible to the extent of 100% of Net Cash Flow (which amount is referred to as the "Primary Contingent Interest").

            The difference between Maximum Primary Contingent Interest and Primary Contingent Interest for any calculation period in any calendar year shall be deferred without interest until paid (such difference is referred to collectively together with all such amounts previously deferred and remaining unpaid as "Primary Deferred Interest") and shall thereafter be payable on the earliest possible payment dates specified in paragraph (e)(2) of this Section 3.06 from and to the extent of 100% of Net Cash Flow, measured for purposes of such payment and subject to the adjustments and reconciliation as specified in paragraph (f) of this Section 3.06. Net Cash Flow shall be applied to such

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

       payments of any Primary Deferred Interest prior to the payment of Primary Contingent Interest.

            To the extent that all Primary Deferred Interest and any Maximum Primary Contingent Interest that is Unpaid But Not Deferred are not paid on the basis of Net Cash Flow on a payment date specified in paragraph (e)(2)(iii) of this Section 3.06, they shall be payable as part of Super Priority Deferred Interest on the basis of Net Sale or Refinancing Proceeds in accordance with Section 3.06(c)(4).

            (2) Supplemental Contingent Interest on the Basis of Net Cash Flow. During each calendar year, or part thereof, of the Second Period from and after October 18, 1994, the Bonds shall bear contingent interest at an annual rate equal to the Supplemental Contingent Interest Rate payable on the basis and to the extent of 35% (50% from and after the Net Cash Flow Change Date) of so much of Net Cash Flow for each such year, or part thereof, as remains after reducing Net Cash Flow by the total of (x) the Borrower's Priority Return in each calendar year and (y) any payment of Primary Contingent Interest or Primary Deferred Interest as specified above in

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

       paragraph (c)(1).

            Contingent Interest equal to Maximum Supplemental Contingent Interest shall be payable on the Bonds on each payment date specified in paragraph (e)(2) of this Section 3.06 on the basis and to the extent of 35% (50% from and after the Net Cash Flow Change Date) of so much of the Net Cash Flow as remains after reducing Net Cash Flow by the total of (x) the Borrower's Priority Return in each calendar year and (y) any payment of Primary Contingent Interest or Primary Deferred Interest as specified above in paragraph (c)(1), measured for purposes of such payment and subject to the adjustments and reconciliation as specified in paragraph (f) of this Section 3.06. If 35% (50% from and after the Net Cash Flow Change Date) of Net Cash Flow after such reduction is insufficient to pay the Maximum Supplemental Contingent Interest payable on any payment date specified in paragraph (e)(2) of this
       Section 3.06, then there shall be payable the maximum amount possible on the basis of and to the extent of 35% (50% from and after the Net Cash Flow Change Date) of Net Cash Flow after such reduction (which amount is referred to as the "Supplemental Contingent Interest").

            The difference between Maximum Supplemental Contingent Interest and Supplemental Contingent Interest for any calculation period in each year shall be deferred without interest (such difference being referred to collectively with all such amounts previously deferred and remaining unpaid as "Supplemental Deferred Interest"). Supplemental Deferred Interest and any Maximum Supplemental Contingent Interest that is
       Unpaid But Not Deferred shall be payable in accordance with Section 3.06(c)(4) as part of Super Priority Deferred Interest and otherwise in accordance with Section 3.06(c)(5).

            (3) Super Priority Deferred Interest on the Basis of Net Sale or Refinancing Proceeds. Super Priority Deferred Interest shall be payable on the basis and to the extent of 50% of the balance of Net Sale or Refinancing Proceeds remaining after reducing such amount by the Borrower's Equity Return Satisfaction Amount on the earliest possible payment dates specified in paragraph (e)(3) of this Section 3.06.

            If the Disposition Factor for the Event of Sale or Refinancing giving rise to Net Sale or Refinancing Proceeds is less than 100, then Net Sale or

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

       Refinancing Proceeds shall be reduced in such instance by only so much of the Borrower's Equity Return Satisfaction Amount as equals, as a percentage, such Disposition Factor.

            Super Priority Deferred Interest paid on such basis shall be credited first against all unpaid Primary Deferred Interest and any Maximum Primary Contingent Interest that is Unpaid But Not Deferred and second, to the extent the Super Priority Deferred Interest so paid exceeds such Primary Deferred Interest and any Maximum Primary Contingent Interest that is Unpaid But Not Deferred, against all unpaid Supplemental Deferred Interest and any Maximum Supplemental Contingent Interest that is Unpaid But Not Deferred (the amount of such excess being referred to as "Excess Super Priority Deferred Interest").

            (4) Supplemental Deferred Interest on the Basis of Net Sale or Refinancing Proceeds. After reduction of Supplemental Deferred Interest and any Maximum Supplemental Contingent Interest that is Unpaid But Not Deferred by credit for the amount of any Excess Super Priority Deferred Interest then paid and not previously taken as a credit against Supplemental Deferred Interest, the remaining amount of Supplemental Deferred Interest and such Maximum Supplemental Contingent Interest shall be payable on the basis of and to the extent of 40% of the excess of Net Sale or Refinancing Proceeds over the sum of (x) the Super Priority Deferred Interest then paid on account of the same event of Sale or Refinancing, (y) the Borrower's Equity Return Satisfaction Amount and (z) any Contingent Interest or Deferred Interest previously paid on the Bonds on the basis of Net Sale or Refinancing Proceeds arising out of an earlier Event of Sale or Refinancing on the earliest possible payment dates specified in paragraph (e)(3) of this Section 3.06.

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

       (d)  Reserved.
       (e) Payment Dates for Interest. The interest payable on the Bonds to and including the Conversion Date as provided above in this Section 3.06 shall be payable in arrears on the following dates:

            (1) Base Interest shall be payable (i) on each Interest Payment Date for Base Interest, (ii) on the Conversion Date and (iii) on each redemption date before the Conversion Date (but only with respect to the Bonds redeemed).

            (2) Contingent Interest payable on the basis of Net Cash Flow shall be payable (i) on each Interest Payment Date for Contingent Interest and Deferred Interest to and including the Conversion Date,
       (ii) on each redemption date during the Second Period Date (but only with respect to the Bonds redeemed), (iii) on each date on which Contingent Interest and Deferred Interest is payable from Net Sale or Refinancing Proceeds (as provided in paragraph (e)(3) below) and
       (iv) on the Conversion Date.

            (3) Contingent Interest and Deferred Interest payable on the basis of Net Sale or Refinancing Proceeds shall be payable on the next Interest Payment Date for any interest succeeding by at least 30 days the date of the Event of Sale or Refinancing relating to the Sale of the Project or Refinancing of the Project which has occurred, except in the case of:

                 (x) a Refinancing of the Project described in clause (i) or (iv) of the definition thereof, in which case it shall be payable on the redemption date or payment date specified therein, as the case may be,

                 (y) a Sale of the Project described in clause (i) of the definition thereof resulting in a call of the Bonds for redemption pursuant to

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

            Section 4.01(f) hereof, in which case it shall be payable on the redemption date, or

                 (z) a Refinancing of the Project described in clause (ii) of the definition thereof, in which case it shall be payable on the Initial Remarketing Date.

       (f)  Calculation of Net Cash Flow.
            (1) (i) No later than thirty days before each payment date for Contingent Interest specified in paragraph (e)(2) of Section 3.06 hereof (or such lesser number of days as shall be the maximum number of days possible if the payment date was not known to the Borrower until less than 40 days before the payment date), the Borrower shall calculate Net Cash Flow for the three month period ending on the last day of the third preceding month before such payment date and shall provide the Trustee and the Partnership (A) the analysis of such Net Cash Flow,
       (B) unaudited financial statements of the Project for such three month period and (C) a calculation of the amount of Contingent
       Interest and Deferred Interest then payable.

            (ii)  Notwithstanding the foregoing in clause (i):
                 (A) except as may result from adjustments and reconciliation provided below in this paragraph (f), the period of time for which Net Cash Flow is measured for purposes of a payment date for Contingent Interest and Deferred Interest on any Bonds specified in paragraph (e)(2) of Section 3.06 hereof shall not include any time for which Net Cash Flow has been measured for purposes of a previous payment date for Contingent Interest and Deferred Interest on such Bonds specified in paragraph (e)(2) of
            Section 3.06 hereof, and

                 (B) the calculation of Net Cash Flow and the amount of Contingent Interest payable on the basis thereof on the Conversion Date shall be reconciled and adjusted to give effect to (x) the actual amount of Net Cash Flow for the current calendar year (and the preceding calendar year if the Conversion Date falls before delivery of the audit referred to in Section 3.06(f)(2) hereof in the current calendar year) up to but not including the Conversion Date (such actual amount of Net Cash Flow being measured by the actual amount known as of the most recent possible date and an amount reasonably estimated to be earned between such date and the Conversion Date) and (y) all Contingent Interest paid during the current calendar year (and the preceding calendar year if the Conversion Date falls before delivery of the audit referred to in Section 3.06(f)(2) hereof in the current calendar year) in the manner described below in paragraph (f)(3) of this Section 3.06, except that any underpayments or overpayments of Contingent Interest shall be paid or refunded, as the case may be, on the Conversion Date.

               (iii) The amount of Net Cash Flow reflected in the analysis described above, as adjusted in the case of the analysis in connection with the Conversion Date, shall provide the basis for the calculation of Contingent Interest payable on the basis of Net Cash Flow on each payment date therefor specified in paragraph (e)(2) of Section 3.06 hereof, except as provided below. The Trustee (if it has accepted the duties as Acting Party in Article VIII) or the Partnership may each request further substantiation of the Borrower's calculation of Net Cash Flow and may verify and correct as necessary the calculations thereof. If the Trustee or the Partnership do reasonably modify such calculation, the Trustee or Partnership shall notify the Borrower and the Trustee or Partnership (whoever did not initiate notice) of such modified calculations no later than ten Business Days before such payment date (or such lesser number of days as shall be the maximum number of days practicable if the Trustee or Partnership received the calculation of Net Cash Flow less than 30 days before the payment date) and such modified calculation shall be the basis of Contingent Interest payable on the basis of Net Cash Flow on the payment date. Except to the extent provided in this paragraph (f)(1) with respect to the Conversion Date, the analysis and payment on the basis of Net Cash Flow described in this paragraph (f)(1) is intended to provide a preliminary payment of Contingent Interest on the basis of Net Cash Flow prior and subject to the adjustment and reconciliation process described in paragraphs (f)(2) and (f)(3) hereof.

            (2) No later than March 15 of each calendar year (up to and, unless the Conversion Date falls before delivery of the audit, including the calendar year in which the Conversion Date occurs), the Borrower shall provide to the Issuer, the Trustee and the Partnership an audit of the operations of the Project for the preceding calendar year prepared and certified by an Accountant acceptable to the Trustee and the Partnership in accordance with generally accepted auditing standards. The audit shall state the actual amount of the Net Cash Flow for that calendar year and shall calculate all Contingent Interest paid and payable from Net Cash Flow during such calendar year pursuant to this Section 3.06.

            (3) The audit prepared in accordance with paragraph (f)(2) shall state the amount of Contingent Interest payable and paid during the subject calendar year. If the amounts of Contingent Interest payable on the basis of Net Cash Flow (measured on the basis of actual Net Cash Flow for such calendar year according to the audit) exceeded the amount paid, then there shall be payable, without interest, to the Owners of the Bonds any such payable and unpaid amounts on the payment date for Contingent Interest and Deferred Interest specified in paragraph
       (e)(2) of this Section 3.06 immediately following the receipt of the audit by the Trustee and the said Owners. If the amount of Contingent Interest payable on the basis of Net Cash Flow (measured on the basis of actual Net Cash Flow for such calendar year according to the audit) is less than the amount actually paid, the Partnership shall notify the Trustee of such overpaid amount which the Trustee shall credit against any other Contingent Interest payments due under this Indenture to the Owners of the Bonds on the Bond Payment Date (or Bond Payment Dates) immediately following the receipt by the Trustee and the said Owners of the audit and the Owners shall not be required to refund any such amount unless the crediting does not exhaust the overpayment, in which case the balance of the overpayment will be refunded by the Owners to the Trustee on the Conversion Date. Such payment or crediting shall be for the account of the Owners of record on the date such payment or crediting is made. On the Conversion Date the Trustee shall credit to the loan payments due from the Borrower the amount of any overpayment repaid by the Owners.

            (4) The Issuer and the Trustee (unless the Trustee has accepted the duties of the Acting Party specified in Section 8.01 hereof) may conclusively rely on the determinations by the Borrower and Partnership herein, and shall not have any responsibility therefor."

                             ARTICLE III

                AMENDMENTS TO ARTICLE IV OF INDENTURE

       Section 3.01. Amendments. (a) Section 4.01 of the Indenture is hereby amended by adding a new subsection (j) to read as follows:
       "(j) in whole on April 1, 2006 (the "Redemption Date") if (1) there has been filed with the Trustee not less than ninety (90) days before the Redemption Date an Irrevocable commitment from a financial or commercial institution regularly engaged in the business of making commercial or residential mortgage loans by which such institution, subject to closing conditions specified therein, irrevocably commits to extend financing to the Borrower on or before the Redemption Date for the purpose of refinancing the Bonds on terms that include the terms listed below (the "Proposed Refinancing") and (2) Net Cash Flow for the most recent 12 month period for which Net Cash Flow has been fully measured, adjusted and reconciled as specified in paragraph (f) of this Section 3.06 was equal to not less than 115% of the average annual interest cost and amortization (not including principal due at maturity) of the Proposed Refinancing
  (eliminating from Operating Expenses for this purpose any interest paid during such 12 month period on the Borrower Note in order to pay Base Interest):

       (A)  term to maturity of not less than three years,
       (B) annual interest cost and amortization (not including principal payment at maturity) not in excess of 7.75% per annum,
       (C) security limited to a first mortgage on the Project and assignment of rents and leases, and

       (D) the Borrower will not be obligated to pay fees and closing costs in connection with the refinancing in excess of 1% of the principal amount of the Bonds then outstanding."

       (b) Section 4.01(h) of Article IV of the Indenture is hereby deleted.
       (c) Section 4.03 is hereby amended by replacing each Redemption Price in the table, except the Redemption Price for 1996 and thereafter, with the number 100%.

                                   ARTICLE IV

                          ACCRUED AND UNPAID INTEREST ON
                        THE BONDS THROUGH OCTOBER 17, 1994

       Section 4.01. Certain Accrued and Unpaid Interest Abrogated. Any accrued and unpaid interest on the Bonds as of October 17, 1994, and any interest on the Bonds otherwise established as of October 17, 1994, including any contingent interest or deferred interest on the Bonds established on or before October 17, 1994, whether payable before, on or after October 17, 1994, is hereby abrogated and discharged effective October 17, 1994.

                                    ARTICLE V

                   AMENDMENT TO SECTION 6.05 OF THE INDENTURE

       Section 5.01. Amendment to Section 6.05. Section 6.05 of the Indenture is hereby amended to read in its entirety as follows:

       Section 6.05. Replacement Reserve Fund. There shall be deposited in the Replacement Reserve Fund all moneys received by the Trustee from the Borrower pursuant to Section 2.2(g) to the Loan Agreement. Moneys in the Replacement Reserve Fund shall be disbursed to the Borrower to be applied to repairs of or replacements in part of the Project, upon receipt of a written request of the Borrower, upon which the Trustee may conclusively rely, specifying the purposes for and amounts of such disbursements; except that upon the occurrence and continuance of an Event of Default hereunder and an acceleration of the Bonds pursuant thereto, all moneys and investments in the Replacement Reserve Fund (other than moneys held to pay costs required to be paid but not yet payable) shall be transferred to the Revenue Fund and applied to the payment of the Bonds. Before funding any disbursement request from the Replacement Reserve Fund, the Trustee shall obtain the Owner's approval; the Trustee shall inform the Owner of the disbursement request in writing and if the Owner does not object within fifteen (15) days thereafter, the Owner shall be deemed to have approved the request. Upon the payment in full of the Bonds and the fees and expenses of the Issuer and the Trustee (including those incurred in connection with a remarketing of the Bonds), any amounts remaining in the Replacement Reserve Fund shall be paid to the Borrower as soon as practicable upon its request therefor.

                             ARTICLE VI

           EFFECTIVE DATE OF FIRST SUPPLEMENTAL INDENTURE

       Section 6.01. Effective Date. The terms and provisions of this First Supplemental Indenture shall take effect on October 18, 1994.

          IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed in their respective names, all as of the date and year first above written.



                           THE INDUSTRIAL DEVELOPMENT
                               AUTHORITY OF THE CITY OF
                               INDEPENDENCE, MISSOURI

                           By:___________________________________________



[SEAL]

Attest:


_______________________



                           BOATMAN'S FIRST NATIONAL BANK OF
                               KANSAS CITY, as SUCCESSOR IN
                               INTEREST for THE MERCHANTS BANK,
                                   as Trustee



                           By:___________________________________________

                              OWNER'S CONSENT
       The Summit Tax Exempt Bond Fund, L.P., as sole owner of all of the Bonds referred to in the foregoing First Supplemental Indenture, does hereby consent to the adoption and effectiveness of the same on and as of October 18, 1994.


Dated:  November _____, 1994


                                SUMMIT TAX EXEMPT BOND FUND,
                                  L.P.

                                By:  Related Tax Exempt Bond
                                         Associates, Inc.,
                                      a general partner


                                By:___________________________________________



                    BORROWER'S (BUYER'S) CONSENT

       Independence Apartments Associates, L.P., a Missouri Limited Partnership, owner of the Project (the "Borrower"), does hereby consent to the adoption and effectiveness of the foregoing First Supplemental Indenture on and as of October 18, 1994.

                                INDEPENDENCE APARTMENTS
                                  ASSOCIATES, L.P.

                                Independence Apartments
                                  Management Company, Inc.


                                By:_______________________________________,
                                      a general partner


                                By:________________________________________


Dated:  November   , 1994

               AMENDMENT AND CONFIRMATION OF LOAN DOCUMENTS
       The Issuer, the Trustee, the Owner and the Borrower, as their interests may appear, hereby agree that

              (i) The Loan Documents (as defined in the First Supplemental Indenture by and between the Industrial Development Authority of The City of Independence, Missouri, and Boatman's First National Bank of Kansas City, dated as of October 18, 1994, relating to the $19,450,000 Multifamily Housing Revenue Bonds Series of 1986 (The Mansion Project)) shall be and hereby are deemed amended insofar as may be necessary to give effect in the Loan Documents to the changes to the terms of the Bonds and any other changes that are effected by the said First Supplemental Indenture; and

             (ii) the Loan Documents, as so amended, are hereby restated, ratified and confirmed.

            (iii)  The Loan Documents include the following recorded documents:

            Deed of Trust and Security Agreement with Collateral Assignment of Rents and Leases, given by The Mansion Apartments Limited, as Borrower, to Anthony Sommers, as Mortgage Trustee, for the benefit of The Industrial Development Authority of the City of Independence, Missouri, as Beneficiary, dated as of May 1, 1986 and filed on May 13, 1986 as Document No. I-689489 in Book I-1538 at Page 361 of the Records of Jackson County, Missouri, the Beneficiary's interest under which was assigned to The Merchants Bank, as Trustee (predecessor in interest to Boatsmen's First National Bank of Kansas City), pursuant to that certain Memorandum of Trust Indenture, filed on May 13, 1986 as Document No. I-689490 in Book I-1538 at Page 396 of the Records of Jackson County, Missouri, and the Borrower's interest under which was assigned to and assumed by Mansion Apartment Project Investors Inc. and was subsequently further assigned to and assumed by Independence Apartments Associates, L.P., pursuant to that certain Assignment and Assumption Agreement, dated as of October 1, 1993 and filed on April 13, 1994 as Document No. I-1266843 in Book I-2544 at Page 142 of the Records of Jackson County, Missouri.

            Regulatory Agreement, by and between the Industrial Development Authority of the City of Independence, Missouri, and Mansion Apartments Limited, dated as of May 1, 1986 filed on May 13, 1986 as Document No. I-689488 in Book I-1538 at page 337 of the Records of Jackson County, Missouri, as subsequently assigned to and assumed by Independence Apartments Associates, L.P., as aforesaid.


                                      THE INDUSTRIAL DEVELOPMENT
                                         AUTHORITY OF THE CITY OF
                                         INDEPENDENCE, MISSOURI


Date:  November _____, 1994           By:_____________________________________

                                      Name:___________________________________

                                      Title:__________________________________


                                      BOATMAN'S FIRST NATIONAL BANK OF
                                        KANSAS CITY, as SUCCESSOR IN
                                        INTEREST for THE MERCHANTS BANK,
                                          as Trustee


Date:  November _____, 1994           By:_____________________________________

                                      Name:___________________________________

                                      Title:__________________________________

                                      SUMMIT TAX EXEMPT BOND FUND, L.P.

                                      By:  Related Tax Exempt Bond
                                             Associates, Inc.,
                                           a general partner


Date:  November _____, 1994           By:_____________________________________

                                      Name:___________________________________

                                      Title:__________________________________


Date:  November ______, 1994          By:  Prudential-Bache Properties, Inc.,
                                             a general partner

                                      By:_____________________________________

                                      Name:___________________________________

                                      Title:__________________________________


                                      INDEPENDENCE APARTMENTS
                                        ASSOCIATES, L.P.


                                      By:  Independence Apartments
                                             Management Company, Inc.
                                           a general partner



Date:  November _____, 1994           By:_____________________________________

                                      Name:___________________________________

                                      Title:__________________________________

                              ACKNOWLEDGEMENT


STATE OF MISSOURI   )
                    ) ss
CITY OF ST. LOUIS   )


  On this _____ day of November, in the year 1994, before me, the undersigned, a Notary ublic in and for said State, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument as the _________________________ of Independence Apartments Management Company, Inc., the corporate general partner of Independence Apartments Associates, L.P. ("Apartments"), and acknowledge to me that he executed the within instrument on behalf of the said corporate general partner as the act of Apartments, and further acknowledged to me that the said corporate general partner executed it.

  WITNESS my hand and official seal.

[SEAL]

                       _______________________________
                                Notary Public

STATE OF MISSOURI   )
                    ) ss
CITY OF ST. LOUIS   )


  On this ______ day of November, in the year 1994, before me, the undersigned, a Notary Public in and for said State, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as the _____________________ of The Industrial Development Authority of the City of Independence, Missouri (the "Authority"), and acknowledged to me that he/she executed the within instrument on behalf of the Authority as the act of Authority, and further acknowledged to me that he/she executed it.

  WITNESS my hand and official seal.


[SEAL]

                       _______________________________
                                Notary Public

STATE OF NEW YORK

COUNTY OF NEW YORK

  On this _____ day of November, 1994, before me appeared ____________________, to me personally known, who, being by me duly sworn did say that he is the __________________ of Related Tax Exempt Bond Associates, Inc., a general partner of Summit Tax Exempt Bond Fund, L.P., a Delaware Limited Partnership and the person who executed the within instrument and that said instrument was signed in behalf of said limited partnership by authority of its partnership agreement, and __________________ acknowledged said instrument to be the free act and deed of said limited partnership.

  IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


[SEAL]

                       _______________________________
                                Notary Public

STATE OF NEW YORK

COUNTY OF NEW YORK


  On this ______ day of November, 1994, before me appeared ____________________, to me personally known, who, being by me duly sworn did say that he is the _______________________ of Prudential-Bache Properties, Inc., a general partner of Summit Tax Exempt Bond Fund, L.P., a Delaware Limited Partnership and the person who executed the within instrument and that said instrument was signed in behalf of said limited partnerships by authority of its partnership agreement, and _______________________ acknowledged said instrument to be the free act and deed of said limited partnership.

  IN WITNESS WHEREOF, I have hereunder set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


[SEAL]


                       _______________________________
                                Notary Public

STATE OF MISSOURI   )
                    ) ss.
COUNTY OF JACKSON   )


  On the ______ day of November, 1994, before me appeared _____________________, to me personally known, who, being by me duly sworn did say that he is a trust officer of Boatman's First National Bank of Kansas City, n.a. and the person who executed the within instrument and that said instrument was signed in behalf of said Bank by authority of its Charter, and he acknowledged said instrument to be the free act and deed of said Bank.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.


[SEAL]

                       _______________________________
                                Notary Public

PAGE

                                                       EXHIBIT A

                        REVISED FORM OF BOND